Financial risk management	12 Months Ended
Dec. 31, 2025
Financial Risk Management [Abstract]
Financial risk management

17. Financial risk management

The Group’s principal financial instruments consist of cash and cash equivalents and trade and other trade payables. The financial instruments represent the Group’s working capital to serve the Group’s day-to-day operations.

The Group is exposed to market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk. The Group’s management manages each risk as discussed below.

Market risk

Currency risk

The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the U.S. Dollar and Swiss Franc. The Company received the proceeds from financings in U.S. dollars. The Company seeks to minimize exchange rate risk in cash positions by taking into considerations market conditions and keeping currencies in which it expects to incur the majority of its near future expenses and make related payments from those positions.

For the year ended December 31, 2025 the Group recognized a foreign exchange loss of €10.3 million (2024: foreign exchange gain of €7.9 million; 2023: foreign exchange loss of €3.1 million). The foreign exchange losses and gains were primarily related to the U.S. dollar cash holding of the Company's subsidiary and the associated weakening and strengthening of the U.S. dollar compared to euro during the year.

At December 31, 2025, 2024 and 2023, if the U.S. dollar had weakened / strengthened by 10% against the euro with all other variables held constant, the cash balance would have been €18.1 million, €13.5 million and €18.8 million higher / lower, respectively.

At December 31, 2025, 2024 and 2023, if the CHF had weakened / strengthened by 10% against the euro with all other variables held constant, the cash balance would have been €3.8 million, €5.4 million and €7.1 million higher / lower, respectively.

The Group keeps an amount of €72.2 million, $213.1 million and CHF35.5 million in its bank accounts as of December 31, 2025 (2024: $139.8 million, €92.4 million and CHF50.6 million).

Interest risk

The Group has no borrowings and is therefore not exposed to changes in the interest rates on loans and borrowings. The Group has €291.7 million of cash on the balance sheet at December 31, 2025. The Group implemented its treasury strategy to monitor the impact of changes in interest rates.

Credit risk

Credit risk arises from cash and other financial assets, including deposits with banks and financial institutions. Cash deposits and investments are placed only with accredited financial institutions. Credit risk is further limited by investing only in liquid instruments. The

Group’s maximum exposure to credit risk for the components of the statements of financial position on December 31, 2025 and 2024 are the carrying amounts as illustrated in Note 12. There are no financial assets past due date or impaired.

Concentration of Credit Risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash. Cash deposits are placed only with reputable financial institutions with a credit rating of not less than A-(Standard & Poor’s). Credit risk is further limited by investing only in liquid instruments. As of December 31, 2025, cash consists of cash deposited with four financial institutions and account balances may exceed insured limits.

Liquidity risk

Liquidity risk is the risk that the Group might encounter difficulties in meeting the obligations associated with its financial liabilities, which are normally settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

As of December 31, 2025, the Company has cash and cash equivalents of €291.7 million.

Based on the existing operating plan, anticipated working capital requirements and available capital sources, the Company believes that it can execute on strategy and realize liquidity planning and it is able to settle all expected liabilities for at least twelve months from the issuance date of these consolidated financial statements.

The Company may need additional funding in the future, which could possibly not be available to the Group at all or not at acceptable or favorable terms. This could lead to a situation where the Group would have to delay, reduce, or eliminate some or all of its research and development programs for product candidates, product portfolio expansion or commercialization efforts, which could adversely affect the business prospects, or continuation of operations.

The Group manages liquidity risks by holding appropriate reserves, taking timely action for future funding, as well as by monitoring forecasts and actual cash flows and reconciling the maturity profiles of financial assets and liabilities.

The below table summarizes the maturity profile of the Group’s accrued liabilities based on contractual undiscounted payments:

	Less than 12 months	1 to 5 years	Total
December 31, 2025	€	€	€
Trade and other payables	5,114,186	—	5,114,186
Accrued liabilities	23,348,472	—	23,348,472
Lease Liabilities	310,692	894,952	1,205,644
	Less than 12 months	1 to 5 years	Total
December 31, 2024	€	€	€
Trade and other payables	4,562,900	—	4,562,900
Accrued liabilities	17,588,407	—	17,588,407
Lease Liabilities	354,902	1,006,729	1,361,631